Exhibit 99

Ready To Go

Florida East Coast Industries

Investor Presentation

Florida East Coast Industries

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company’s present expectations or beliefs concerning future events. These statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “intend,” “estimate,” “will,” “should,” “could,” “may”, and other expressions that indicate future events and trends. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the changing general economic, business, competitive, regulatory and market conditions (particularly in the state of Florida, the southeast US and the Caribbean) and other risks inherent in the real estate and other businesses of the Company. Further information on these and other risk factors is included in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recently filed Forms 10-K and 10-Q. The Company assumes no obligation to update the information contained in this presentation, which speaks only as of its date.

Florida East Coast Industries A Brief History

In 1883 Henry Flagler began assembling a railroad starting in Jacksonville and going down Florida’s east coast. Flagler bought or acquired, through government land grants, large tracts of land in close proximity to the railroad and over time, built a sizable real estate portfolio, which would eventually serve as sites for several future cities in Florida.

The railway mainline expanded south through Daytona Beach, Fort Lauderdale and reached its current 351 mainline miles by reaching Miami in 1896.

During the period, 1912 – 1935 the Railroad reached Key West until a hurricane destroyed the sea causeway.

In 1961, the St. Joe Company acquired 54% ownership in Florida East Coast Railway as a result of its ownership of Company bonds which were converted into equity through a bankruptcy proceeding. The Company continued its strategy of land acquisitions throughout the state of Florida.

In January 1961, Florida East Coast Railway listed on the New York Stock Exchange.

In 2000, FECI completed a tax-free spin-off from the St. Joe Company.

In 2003, FECI completed a reclassification of its Class A and Class B common stock into a single class of common stock (NYSE Ticker: FLA).

Florida East Coast Industries

A Florida Railroad and Real Estate Company

RAILROAD

Florida East Coast Railway, L.L.C.

(“FECR”)

REAL ESTATE

Flagler Development Company (“FLAGLER”)

Regional freight railroad that operates 351 miles of main line track with the most direct route from Jacksonville to Miami and provides intermodal drayage services in the Southeast U.S.

Real estate development company that develops, owns, manages, leases, acquires and sells commercial and industrial properties located in Florida, primarily Jacksonville, Orlando, Lakeland, Sunrise and Miami

Florida Statistics

Population % Growth Rate

0.9%

2.2%

0.8%

1.7%

1998-2002

2003-2010

USA

Florida

Employment % Growth Rate

1.5%

2.5%

1.0%

2.1%

1998-2002

2003-2010

USA

Florida

4th largest gross state product

4th most populous state

4th largest labor force

8th largest economy in the western hemisphere

9th largest producer of exported goods

15th largest economy in the world

12% lower labor cost than the national average

1,000+ people move to Florida each day

Florida East Coast Railway Overview

FECR’s Competitive Advantages

Over 100 years of regional understanding and expertise

Exclusive rail service provider for Port of Palm Beach, Port Everglades and Port of Miami

Favorable labor agreements

Excellent physical plant; Class IV track

Scheduled trains

Ongoing expense management

Customer service focused

Strong focus on safety

Early adapter of technological advances, for example, remote control locomotives

Experienced, innovative management

Multiple interchange partners

Florida is a consuming state with 60% of goods moving north to south—creates imbalanced lane providing a cost advantage to rail transportation

FECR’s Transportation Reach

CHICAGO

BALTIMORE

NORTH BERGEN, NJ

ATLANTA

JACKSONVILLE

Port of Palm Beach

Ft. Lauderdale

Port of Miami

MIAMI

Drayage Operations

Sea Port

Hurricane Train

Nighthawk

Florida Transload Service

FECR

Segment Revenue

Segment Revenues

Six Months ended 6/30/05

Flow of Goods

Six Months ended 6/30/05

Accessorial 2%

Intermodal 42%

Carload 56%

Start & End on FECR

58%

Start on FECR

5%

End on FECR

37%

Major Commodity Detail

Commodities – Freight Units

Six Months ended 6/30/05

Commodities – Freight Revenues

Six Months ended 6/30/05

Other

9%

Aggregate

28%

Vehicles & Equipment

5%

Intermodal

58%

Other

18%

Aggregate

31%

Vehicles & Equipment

9%

Intermodal

42%

Valued Relationship

Carload Customers

Carload Revenue $65.3 Million 6/30/05 YTD

Rock $35.2

Auto $9.6 Other $7.9 Building Products $6.6 Food $6.0

Top Customers

Rinker, Titan America, White Rock

Ford, Daimler Chrysler, American Honda, Mitsubishi

Nucor Steel, Allied Universal, Trademark Metals

Aljoma Lumber, Titan America

Tropicana, Gold Coast Beverage

Carload – Growth

Titan America – Medley Florida (Pennsuco Cement Plant)

Aggregate (crushed stone) revenues increased $4.4 million in the first six months of 2005 compared to the first six months of 2004

Titan recently constructed a $250 million dry cement facility in Medley along our right-of-way

Production at plant is expected to increase to 1.5 million tons

FECR provides suppliers an economical means to transport materials throughout the state

Trujillo and Sons, Northwest Miami, distributes food products in the U.S., Caribbean and South America

Foodstuff revenues increased $1.4 million in the first six months of 2005 compared to the first six months of 2004

Trujillo & Sons, Inc., a new customer in 2004, relocated from CSX

FECR provides traditional and non-traditional solutions to meet full needs of customers

Valued Relationship

Intermodal Customers

Intermodal Revenue $48.0 Million 6/30/05 YTD

International $10.9

Retail $8.5

Dray $8.4

IMC $5.9

Parcel LTL $5.5

NS Haulage $4.8

Motor Carriers $4.0

Top Customers

Crowley, Tropical Shipping, Seaboard Marine, APL, Birdsall US Gypsum, Winn Dixie, Pepsi, Smurfit Stone

Exel, CH Robinson, Hub Group, Alliance, JMV Transportation, Pacer UPS, USPS, Yellow Freight, AAA Cooper, Southeastern Freight

Arnold Transportation, USXpress, Star Transportation, Werner, G&P, Swift

Intermodal—Growth

Flagler Development sold 228 acres to Wal-Mart for distribution center

Wal-Mart opened a one million square foot distribution center 6.5 miles away from FEC’s Fort Pierce intermodal facility

FEC currently averaging 350 units per month with facility utilization only at 75%

As utilization of the Wal-Mart facility increases in 2005, FEC’s “Valet Service” is poised to capture the increased volumes

FEC Highway Services maintains 99% on-time delivery with 24/7 support in five key distribution markets

Second Quarter Financial Highlights

Railway

Second quarter Railway segment’s revenues increased 17.5% to $58.9 million

Carload revenues increased 17.6% and intermodal revenues increased 16.7%

Second quarter Railway segment’s operating profit increased 25.7% to $15.9 million

Second quarter operating ratio improved to 73.0% from 74.7% in the second quarter of 2004

Railway Segment Revenue and Operating Profit

240

220

200 180 160 140 120 100 80 60 40 20 $160.7 $166.8 $181.1 $2

00.8 $98.7 $115.4 $43.0 $47.3 $41.3 $42.2 $30.9 $23.8

2005 Railway Segment Revenue expected to

range between $222 to $230 million and Operating Profit expected to range between $56 and $58 million(1)

2001 2002* 2003* 2004*

6/30/04* YTD

6/30/05* YTD

2005 Outlook

Carload Revenue Intermodal Revenue Other Revenue Railway Segment Operating Profit

*2002, 2003, 2004, and 2005 include 2 months, 12 months, 12 months, and 6 months of drayage, respectively.

FECR’s Operating Ratio is the Second Best of Publicly Traded Railroads in North America

88%

86%

84%

82%

80%

78%

76%

74%

72%

70%

68%

66%

74.3%

80.0%

74.7%*

80.7%

76.3%*

81.2%

76.4%*

82.2%

73.2%*

79.0%

2001

2002

2003

2004

YTD 6/30/05

FECR Class| RRS

*2002, 2003, 2004, and 2005 include 2 months, 12 months, 12 months, and 6 months of drayage, respectively.

Capital Expenditures

($ in millions)

$40 $30 $20 $10 $0

2001 2002 2003 2004 2005 Outlook

$32-$36 $33.0 $30.0 $30.0 $27.0

Maintenance capital Productivity & growth capital

*Before the purchase of any land to be used for industrial development purposes.

FECR Moved 130,000 Automobiles and 127,000 Carloads of Aggregate in the First Six Months of 2005

Aggregate Facility

Auto Ramp Facility

Intermodal Facility

N

FECR’s Hialeah Rail Yard

WYE Bridge—Hialeah

Summary—FECR

Well-run scheduled railroad generating consistent cash flow

Advantage is location, which cannot be duplicated today

Focus to grow core carload and intermodal business

Potential opportunities with connecting carriers

Capital investments that enhance productivity and add capacity

Flagler Development Company Overview

Flagler Organization

Development – Flagler can execute a full range of development including:

Major infrastructure

Suburban office & call center

Warehouse, distribution & flex

Leasing – Flagler performs leasing through in-house marketing teams and outside brokers throughout the state

Management – Flagler manages its 7.2 million sq. ft. portfolio through an asset management group that can be leveraged beyond the current portfolio

Acquisitions & Sales – Flagler professionals have a track record of buying and selling real estate assets on a favorable basis

Flagler has Exceptional Assets in Florida’s Strongest Markets

Building Portfolio

63 Office and Industrial buildings

Land Portfolio

Approx. 2,511 Unentitled Acres (excl. FECR land)

Entitlements

752 Acres / 10.9 million sq. ft.

Building Portfolio Under

(6/30/05) Existing Development Total

Jacksonville 2,463,368 376,652 2,840,020

Orlando 838,801 136,414 975,215

Miami/Doral/Sunrise 3,889,242 479,646 4,368,888

Total(s) 7,191,411 992,712 8,184,123

JACKSONVILLE

ORLANDO

FT. LAUDERDALE

MIAMI

FECR

JACKSONVILLE PORTFOLIO:

Flagler Center Deerwood North Deerwood South

Gran Park at The Avenues duPont Center The Office Centre at Southpoint

ORLANDO PORTFOLIO:

SouthPark Center

SOUTH FLORIDA PORTFOLIO:

Flagler Plaza

Sunrise Corporate Plaza I

Flagler Station Business Park Doral Concourse

Flagler Growth

“Demand driven” development in growth markets

Virtually all infrastructure in place at Flagler’s major business parks, ready to accommodate future demand

Focus on pre-leasing and build-to-suits

High occupancy and market demand supports new building starts

Seven projects in the lease up and construction stages, totaling 993,000 sq. ft. (313,000 sq. ft. in the lease up stage and 680,000 sq. ft. in the construction stage), of which 43% has been leased and 1,110,000 sq. ft. is in pre-development

Value creation

Entitlement process

Infrastructure development

Buildings

Reinvestment of proceeds from non-income producing assets into operating properties with cash flow contribution (1031 like-kind exchange)

Opportunistic sales of realty

Quality land bank with building entitlements in place

Capital flexibility

Non-recourse financing

Access to inexpensive bridge financing

Manage capital expenditures against market opportunity

Creating Value at Flagler Center in Jacksonville

Lakeside Two, a new 2005 114,000 sq. ft. office building

Citicorp Credit Services

Baptist Hospital

Creating Value at SouthPark Center in Orlando

DOWNTOWN ORLANDO

SAND LAKE ROAD

1000

1100

1200

100

200

300

600

400

500

FLORIDA TURNPIKE

AGERE SYSTEM

JOHN YOUNG PARKWAY SOUTHPARK CENTRE

SouthPark Center Bldg. 1200, a 137,000 sq. ft. office building, currently under construction

SouthPark Center

Creating Value at Flagler Station in Miami

200,000 sq. ft. warehouse recently completed

Ryder System World Headquarters

Second Quarter 2005 Highlights

Improved second quarter operating results at Flagler

– Rental and services’ revenues increased 25.3% to $21.4 million

– Rental properties’ operating profit before depreciation and amortization expense* increased 25.5% to $13.5 million

Occupancy Rates Overall Same Store

2004 Second Quarter 91% 91%

2005 First Quarter 94% 96%

2005 Second Quarter 95% 96%

Development and leasing activity

– Seven projects in the lease up and construction stages, totaling 993,000 sq. ft. (313,000 sq. ft. in the lease up stage and 680,000 sq. ft. in the construction stage), of which 43% has been leased and 1,110,000 sq. ft. is in pre-development

– Flagler Station, Miami: Commenced construction of a 160,000 sq. ft. warehouse building and a 119,000 sq. ft. office building (the first multi-tenant building); expected completion in November 2005 and June 2006, respectively

– Flagler Station, Miami: Announced the leasing of 87% of Building 27, a 200,000 sq. ft. warehouse building, to Meridian IQ, LLC, a subsidiary of Yellow Roadway Corporation, York International Corporation and Customs and Trade Services, Inc.; Building 27 100% leased as of August 2005

– Deerwood North, Jacksonville: Signed 7 year lease with Option One Mortgage Company for approximately 53% of Building 400, a 113,000 sq. ft. office building, increasing the building’s leased space to 78%; expected completion in July 2005

*A reconciliation to the most comparable GAAP measure is provided on page 68.

Subsequent Events to June 30, 2005

Doral Concourse, a 240,000 sq. ft. office building, located in Miami, Florida

During July, Wachovia Bank and Humana executed leases for 40,927 and 16,046 sq. ft., respectively, in the Doral Concourse building (purchased in February 2005), increasing the building’s leased space from 66% to 90%

During August, State Farm Mutual Automobile Insurance Company executed a long-term lease for 61,507 sq. ft. or approximately 52% of the first multi-tenant office building at Flagler Station (see Development and leasing activity on page 31)

*A reconciliation to the most comparable GAAP measure is provided on page 68.

Key Financial Metrics for Flagler(1)

Rental and Services Revenue

(in millions)

2001 2002 2003 2004 YTD YTD 2005 6/30/04 6/30/05 Outlook

$69.6 $63.6 $58.7 $59.7 $42.0 $34.1

2005 expected in range of $81 to $85 million

Capital Expenditures

(in millions)

2001 2002 2003 2004 YTD YTD 2005 6/30/04 6/30/05 Outlook

$108.0

$80.0 $75.0 $57.0 $35.0 $27.0

2005 expected in range of $145 to $165 million(3)

Rental Properties’ Operating Profit Before D&A(2)

(in millions)

$44.8 $38.7 $38.8 $40.1 $26.8 $21.8

2001 2002 2003 2004 YTD YTD 2005 6/30/04 6/30/05 Outlook

2005 expected in range of $54 to $56 million

Overall Occupancy (%)

95 92 94 95 94 95

93 91 88 88 89 91

84 84 86 87 87 83

2001 2002 2003 2004 2005

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr

(1)All data on this page reflects continuing operations.

(2)A reconciliation to the most comparable GAAP measure is provided on page 68.

(3)Includes $75 to $85 million for acquisitions of land and/or finished buildings utilizing proceeds from third and fourth quarter 2004 realty sales.

2005 Realty Purchases Utilizing Tax Deferred Sales Proceeds

Doral Concourse, a 240,000 sq. ft. office building, located in Miami, Florida

Sunrise Corporate Plaza I, a 107,000 sq. ft. office building, located in Sunrise, Florida

695 gross acres (386 estimated usable acres) located in Lakeland, Florida

Flagler’s 2005 Capital Expenditure $145 to $165M

2005 Capital Expenditures include: New building construction

– Completion of Ryder’s World Headquarters and a 240,000 sq. ft. warehouse in Flagler Station

– A new 137,000 sq. ft. office building in SouthPark II - Building 1200

– Completion of a 114,000 sq. ft. office building and 151,000 sq. ft. warehouse in Flagler Center

– Completion of a 113,000 sq. ft. office building in Deerwood North - Building 400

– A new 119,000 sq. ft. multi-tenant office building and a new 160,000 warehouse building in Flagler Station Acquisition of two office buildings (Doral Concourse and Sunrise Corporate Plaza) and 695 gross acres in Lakeland, Florida.

Continue to enhance parks by providing key infrastructure Existing operating properties: tenant improvements and maintenance capital expenditures

Infrastructure New Building Construction Existing Operating Properties Acquisition

($ in millions)

$180 $170 $160 $150 $140 $130 $120 $110 $100 $90 $80 $70 $60 $50 $40 $30 $20 $10 $0

2001 2002 2003 2004 2005 Outlook*

$145-$165M

$80.0 $75.0

$57.0

$27.0

# Flagler has a Diversified Tenant Base

**Flagler leases to a variety of industries, including financial services, distribution, hospitality services and import/export**

- Chase Manhattan Mortgage
- CHEP USA
- Fairfield Resorts
- Continental Assurance Company
- Lockheed Martin
- ABN-AMRO Mortgage Group
- Marriott Vacation Club
- Lexmark
- CIT Group
- Nemours Foundation
- USF Worldwide
- Avaya
- IBM
- Ryder
- Mercedes-Benz USA
- OfficeMax, Inc.
- FedEx Ground
- Nuvell Financial
- Main Street America
- Option One

**Tenants by Industry Group - % of Revenue**



Communications
Computer Services
Contractor
Wholesaler
Transportation/Delivery
Storage Facility
Corporate Support Services
Sales & Services
Restaurant
Real Estate Services
Professional/Consulting Firm
Distribution Services
Other
Medical Technology
Medical Sales & Service
Light Manufacturing
Insurance
Financial/Banking Services
Import/Export
Hospitality Services
Garment
Freight Forwarder

36

Other FECI Activities

FECR Legal Entity EBITDA* Reflects Railway Operating plus Right-of-Way Income

(in millions)

120 100 80 60 40 20 0

YTD YTD 2001 2002 2003 2004 6/30/04 6/30/05

$111.7 $100.2

$86.2 $71.7 $57.2 $43.6

Gain on Land Sales

Other One-time Items Related to Rail

Operating Profit/Other Income from Passive Fiber, Rail Property Rents, Pipe & Wire, Signboards & Other

Depreciation

Railway Segment Operating Profit

*A reconciliation to the most comparable GAAP measure is provided on page 68.

Rail Corridor Opportunity

The FECR corridor has the long-term potential to provide passenger train service in South Florida

– In October 2002, Tri-Rail commissioned consultants to provide a report outlining a process to acquire the FECR corridor (draft completed in 2003)

– The South Florida Regional Transportation Authority (SFRTA), created by Florida legislature in 2003, completed a feasibility study of the Jupiter to Miami corridor; the SFRTA is also working to ensure that authorization language for the corridor is included in appropriate federal transportation legislation

– In 2005, the Florida Department of Transportation is managing a $6 million alternatives analysis study, on behalf of the SFRTA, for the Jupiter to Miami corridor; this study may take up to two years to complete

– Palm Beach County, Broward County and Miami-Dade are exploring additional transit alternatives

Realty and Land Sales Activity

Realty and Land Sales

(in millions)

2001 2002 2003 2004 YTD YTD 2005

6/30/04 6/30/05 Outlook

$124.2 $121.5 $88.8

$22.5

$7.7 $6.8

2005 expected in range of $20 to $40 million

The Railway and Flagler have properties listed for sale at asking prices totaling approximately $21.3 million and realty under contract totaling approximately $52.8 million.

FECR Property Locations

FECR / FLAGLER Property Locations FLAGLER Property Locations

Flagler Developed Property Sales Flagler Land Sales Railway Surplus Land Sales

Key Investment Points

Strong competitive advantages in core transportation and real estate businesses Hold diverse assets that cannot be duplicated today Regional benefits

– Florida’s population is growing at twice the national average

– Established understanding of flow of goods, infrastructure and economic development activities in the Southeast market

Current management has improved Railway profits and driven Realty growth

– FECR has the second best operating profit of all publicly traded railroads in North America

– Only railroad servicing the entire east coast of Florida with exclusive access to the major ports

Reinvestment of proceeds from realty sales

– Currently, $74.1 million of realty on the market and under contract for sale

Strong balance sheet provides for immediate access to capital

Flagler Properties

Jacksonville Portfolio

Jacksonville Portfolio

Value Creation at Flagler Center Located in Jacksonville

Currently

– Located in Jacksonville’s highest growth area

– 937-acre property acquired in the 1960s

– 770,000 sq. ft. currently developed in 7 buildings

– A 114,000 sq. ft. office building currently in lease up phase

– A 150,000 sq. ft. warehouse is currently under construction and is 81% pre-leased

– Completed construction of interchange providing direct access to park from I-95

– Sold 32 acres for $9.5 million to Baptist Hospital for the construction of a hospital and physician office building in the park; completed in first quarter of 2005

– Sold 78 developable acres with an option for additional acres to Citicorp Credit Services for the construction of an office and production center in the park; completed in second quarter 2005

In the Future

– 299 developable acres with entitlements for an additional 2.9 million sq. ft. remaining for future development

Creating Value at Flagler Center in Jacksonville

Citicorp Credit Services

Baptist Hospital

Lakeside Two, a new 2005 114,000 sq. ft. office building

Flagler Center Site Plan

Jacksonville Portfolio

Deerwood North in Jacksonville

Deerwood North Bldg. 300

Deerwood North Bldg. 400

Jacksonville Portfolio

Deerwood North Site Plan

Jacksonville Portfolio

Deerwood South in Jacksonville

Deerwood South Bldg. 100

Deerwood South Bldg. 300

Jacksonville Portfolio

Deerwood South Site Plan

Jacksonville Portfolio

duPont Center in Jacksonville

duPont Center Bldg. 100

duPont Center Bldg. 200

Jacksonville Portfolio

duPont Center Site Plan

Jacksonville Portfolio

The Office Centre at Southpoint

Jacksonville Portfolio

The Office Centre at Southpoint Site Plan

Jacksonville Portfolio

Gran Park at The Avenues in Jacksonville

Gran Park at the Avenues

Jacksonville Portfolio

Avenues Site Plan

Flagler Properties

Orlando Portfolio

Orlando Portfolio

Value Creation at SouthPark Center Located in Orlando

Before

– Land holding purchased in 1990s

– Located west of downtown Orlando

Currently

– 6 office buildings totaling 838,000 sq. ft.

– Corinthian Colleges (FMU) Inc., 60,000 sq. ft. build-to-suit was completed in 2003 and sold for $12.6 million in March 2004 (Flagler retained building management contract)

– A 137,000 sq. ft. office building, 100% pre-leased to Starwood Vacation Ownership (SVO), was completed in December 2004

– A 137,000 sq. ft. office building is currently under construction and scheduled for October 2005 completion

Future

– 71 developable acres with entitlements for an additional 1.7 million sq. ft. remaining for future development

Creating Value at SouthPark Center in Orlando

SouthPark Center Bldg. 1200, a 137,000 sq. ft. office building, currently under construction

SouthPark Center Bldg. 600

Orlando Portfolio

SouthPark Centers I and II Site Plans

Lakeland Land Purchase

695 gross acres (386 estimated usable acres) located in Lakeland, Florida

Flagler Properties

South Florida Portfolio

South Florida Portfolio

Creating Value at Flagler Station

Before

– Land holdings purchased in the 1970s

– Located northwest of Miami International Airport

– Rail access

Currently

– Interchange built to provide access to the Florida Turnpike

– 31 Buildings, 3.5 million sq. ft., developed with 125 tenants

– Offers warehouse, office and some retail space

– 240,000 sq. ft. build-to-suit for Ryder System World Headquarters completed

– 201,000 sq. ft. warehouse recently completed (100% leased)

– 160,000 sq. ft. warehouse is currently under construction; expected completion in November 2005

– 119,000 sq. ft. multi-tenant office building; expected completion in June 2006 (52% pre-leased)

Future

– Entitlements for an additional 2.7 million sq. ft. available for future development, almost doubling the existing square footage

Phase I – Flagler Station I ; Phase II – Flagler Station II

Phase III – Section 31

Creating Value at Flagler Station in Miami

200,000 sq. ft. warehouse recently completed

Ryder System World Headquarters

South Florida Portfolio

Flagler Station Site Plan

South Florida Portfolio

Flagler Plaza in Sunrise

South Florida Portfolio

Doral Concourse and Sunrise Corporate Plaza I

Doral Concourse, a 240,000 sq. ft. office building, located in Miami, Florida

Sunrise Corporate Plaza I, a 107,000 sq. ft. office building, located in Sunrise, Florida

South Florida Portfolio

Miami CDB

Reconciliation of Non-GAAP to GAAP Measures

6 Months 6 Months

(in millions) Forecast 2001 2002 2003 2004 ended ended 6/30/04 6/30/05 2005

Railway Segment’s operating profit Railway Segment’s -depreciation expense Railway Segment’s operating profit before depreciation Total FECR legal entity net income Depreciation expense Interest income

Income tax expense Total FECR legal entity EBITDA

Flagler’s rental properties’ operating profit Rental properties’ D&A expenses Rental properties’ operating profit before D&A expense

$41.3

16.4

$57.7

$34.2

16.6 (0.4)

21.3 $71.7 $19.0* 19.7*

$38.7*

$42.2

17.7

$59.9

$57.7

17.9 0.0

36.1 $111.7 $18.2* 20.6*

$38.8*

$43.0

19.6

$62.6

$49.6

19.7 (0.2)

31.1 $100.2 $17.8* 22.3*

$40.1*

$47.3

20.2

$67.5

$40.6

20.3 (0.6)

25.9 $86.2 $21.7* $23.1*

$44.8*

$23.8

10.0

$33.8

$20.7

10.1 (0.2)

13.0 $43.6 $9.6* 12.2*

$21.8*

$30.9

10.8

$41.7

$29.8

10.9 (1.3)

17.8 $57.2 $13.6* 13.2*

$26.8*

$27-29*

27*

$54-$56*

*Data reflects continuing operations.

68